SEMI-ANNUAL REPORT

JUNE 30, 2001
                                                    Pilgrim VIT Worldwide Growth
PILGRIM VARIABLE INSURANCE TRUST














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                                                                        [LOGO]
                                                                     ING PILGRIM

                                TABLE OF CONTENTS
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            Letter to Shareholders ......................     1
            Portfolio Managers' Report ..................     2
            Index Descriptions ..........................     4
            Statement of Assets and Liabilities .........     5
            Statements of Operations ....................     6
            Statements of Changes in Net Assets .........     7
            Financial Highlights ........................     8
            Notes to Financial Statements ...............     9
            Portfolio of Investments ....................    12
            Shareholder Meeting .........................    15

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the June 30, 2001 Semi-Annual Report for Pilgrim Variable Insurance Trust (formerly, ING Variable Insurance Trust, the "Trust"). The Fund included in this report is the Pilgrim VIT Worldwide Growth Fund (formerly ING Global Brand Names Fund, the "Fund").

On November 1, 2000, ING Pilgrim Securities, Inc. (the "Distributor") became the Distributor of the Fund. This was in conjunction with the ING Groep N.V. (NYSE:ING) acquisition of ReliaStar Financial Corp., the indirect parent company of the Distributor, on September 1, 2000.

In April 2001, the Trust changed its name to Pilgrim Variable Insurance Trust and the Fund changed its name to Pilgrim VIT Global Brand Names Fund. Effective May 9, 2001, the Fund changed its name to Pilgrim VIT Worldwide Growth Fund.

Effective May 5, 2001, ING Pilgrim Investments, LLC became the Investment Manager of the Fund and ING Investment Management Advisors B.V. ceased serving as Sub-Adviser to the Fund.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. (formerly, ING Variable Insurance Trust, the "Trust"). Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Investments, LLC
August 8, 2001

PILGRIM VIT WORLDWIDE                                           Portfolio
GROWTH FUND                                                     Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice President; Richard Saler, Philip Schwartz, Senior Vice Presidents; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VIT Worldwide Growth Fund (the "Fund") seeks maximum long term capital appreciation.

Market Overview: In the first half of 2001 U.S. markets were dominated by concern over the effects of the sharp slowdown in US economic activity. The combination of an aggressive Federal Reserve policy of restraining the U.S. economy's growth through interest rate hikes and a severe contraction in corporate investment, particularly in the technology and telecommunications sectors, resulted in fourth quarter GDP growth of just 1% annualized and 1.2% for the first quarter of 2001. Second quarter 2001 GDP growth estimates have not yet been issued as of the time of this writing, but it is thought that the economy has barely moved in this period. The manufacturing sector of the economy was obviously in recession by any measure and, by May, industrial production had fallen eight months in a row. Profits had fallen in the fourth quarter of 2000 and the first quarter of 2001, with the second quarter looking worse than both. Against this, consumer spending was holding up, courtesy of a "savings" rate of -1.3% by May. Housing sales also remained strong and core inflation stayed tame.

Most market sectors reached their worst levels near the end of the first quarter. Both the S&P 500 and the NASDAQ indices hit their year to date lows on April 4th. The S&P 500 at that point was down 16.4% in 2001 and 27.8% from its all time high on March 24, 2000. The NASDAQ on that date was down 33.7% in 2001 and down 67.5% from its all time high on March 10, 2000. For the first half of 2001, the technology and telecommunications sectors were the weakest, followed by healthcare and consumer staples, previously defensive sectors which had become expensive under the weight of money chasing earnings visibility. Consumer cyclicals and some basic materials sub-sectors did well as the consumers continued to spend. The S&P 500 Index lost 6.7% during the period.

Internationally, much of the sentiment driving the market concerned the reaction to the US slowdown. At the start of 2001 many European political and financial leaders were shrugging this off, saying that Europe would be barely affected. But as the months wore on, business and consumer confidence and industrial production started to sag as export volumes fell off. High energy and food prices caused CPI inflation to kick up and the European Central Bank, concerned about inflation, only lowered interest rates by a solitary 1/4%. The Bank of England reduced interest rates by 3/4%, but there, consumer spending and housing sales held up very well. First quarter GDP only grew at a 2% annual pace in the first quarter of 2001 in Europe. The Euro fell by 10% and the Pound Sterling fell by 6%. The MSCI Europe Index fell by 18.2% in dollars. Japan continued its 10+ years long stagnation, with prices and retail sales continuing to fall and the banking system paralyzed under at least $1/4 trillion in non performing loans. Unemployment is now at a record high. The one bright spot is the election of Prime Minister Koizumi who promises to force the banks to tackle their loan problems and make other reforms. He has his work cut out for him: at the time of this writing Japan has undoubtedly fallen back into recession. The MSCI Japan Index fell by 8.6% in dollars over the first half year.

Performance: For the six months ended June 30, 2001, the Fund provided a total return of -10.7%. During the same period the MSCI World Index fell by 10.8%.

Portfolio Specifics: Towards the end of the quarter the opportunity was taken to broaden out the portfolio. Heavy weights in the Consumer sectors were brought down to near market weights. Consumer staples had in particular become expensive as safe havens. Much of the considerable underweight in Financials was replenished as they can be expected to respond well when the global recovery gets under way. Positions were initiated in Materials, Industrials, Energy and Utilities. The beaten down Technology and Telecommunications sectors were maintained above weight in aggregate. Healthcare was increased to near market weight after its weakness this year.

Market Outlook: In the US markets, the second quarter of 2001 gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. At the same time, the consumer and housing sectors remain resilient and have lent support to a slowing economy. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom -- if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this stock market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to

Portfolio                                                  PILGRIM VIT WORLDWIDE
Managers' Report                                                     GROWTH FUND
--------------------------------------------------------------------------------

positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond. We are targeting those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

Outside of the US markets, the ultimate outcome of this corporate-driven slowdown is murky. Since it does not fit the typical recession model, it is difficult to hold strong investment views. Either unmistakable signs of recovery will begin to appear, or, a broader recession will begin as US consumers relent. Market volatility in the second quarter reflects shifting opinion in this regard. Given the challenging earnings outlook, the managers will seek to act defensively, yet remain ready to buy when valuations become attractive. We will continue to seek companies where business conditions are at least not deteriorating further.

The potential for real reform in Japan is encouraging. Should Koizumi's plan take hold, profits could grow at a double-digit rate for years into the future. The risk is that shorter-term financial turmoil upsets the plan. With a longer-term view, the European themes of restructuring, tax reform and rising equity culture are still very much in place. Themes of reform internationally will be the key drivers of profits in the future.

                                                        Average Annual
                                                 Total Returns for the Periods
                                                      Ended June 30, 2001
                                                -------------------------------
                                                                Since Inception
                                                   1 Year          04/28/00
                                                   ------          --------
     Pilgrim VIT Worldwide Growth Fund             -22.15%         -18.30%
     MSCI World Index                              -20.42%         -17.26%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VIT Worldwide Growth Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager and Distributor have voluntarily agreed to waive a portion of their management and distribution fees and to pay other operating expenses otherwise payable by the Fund. Total returns would have been lower had there been no deferral waiver or reimbursement to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for index is shown from 5/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks, including fluctuation and political risks not found in investments that are solely domestic.

                 See accompanying index descriptions on page 4.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks.

The NASDAQ Composite Index is a broad based unmanaged capitalization-weighted index of all NASDAQ National Market and SmallCap stocks.

The MSCI World Index is an average-weighted index by market value and measures the performance of approximately 1,450 securities representing 20 countries.

The MSCI Europe Index is an index designed to track the broader MSCI EMU benchmark containing stocks in EMU member countries.

The MSCI Japan Index is an index that measures the performance of the Japanese stock market.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

      STATEMENT OF ASSETS AND LIABILITIES as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------



ASSETS:
Investments in securities, at value*                                                  $ 13,972,151
Short-term securities, at amortized cost                                                 3,683,897
Cash                                                                                        96,114
Receivables:
  Investment securities sold                                                               892,555
  Fund shares sold                                                                         110,609
  Dividends and interest                                                                    11,702
Prepaid expenses                                                                             2,660
Receivable due from manager                                                                 95,101
                                                                                      ------------
  Total assets                                                                          18,864,789
                                                                                      ------------
LIABILITIES:
Payable for investment securities purchased                                              1,794,926
Payable to affiliates                                                                       16,547
Other accrued expenses and liabilities                                                      31,113
                                                                                      ------------
  Total liabilities                                                                      1,842,586
                                                                                      ------------
NET ASSETS (equivalent to $7.87 per share on 2,161,575 shares outstanding)            $ 17,022,203
                                                                                      ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                                       $ 19,578,819
Undistributed net investment income                                                          9,968
Accumulated net realized loss on investments and foreign currencies                     (1,269,682)
Net unrealized depreciation of investments and foreign currencies                       (1,296,902)
                                                                                      ------------
NET ASSETS                                                                            $ 17,022,203
                                                                                      ============
*Cost of securities                                                                   $ 15,268,711

                 See Accompanying Notes to Financial Statements

                     STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                                      Six Months       Period
                                                                        Ended          Ended
                                                                       June 30,      December 31,
                                                                         2001          2000(1)
                                                                      -----------    -----------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $6,675 and
 $2,193, respectively)                                                $    69,789    $    42,420
Interest                                                                   19,567         11,249
                                                                      -----------    -----------
  Total investment income                                                  89,356         53,669
                                                                      -----------    -----------
EXPENSES:
Investment management fees                                                 63,947         48,114
Distribution fees                                                          15,987          8,793
Fund accounting fees                                                       19,336         25,517
Custody fees                                                               22,389         18,367
Transfer agent fees                                                        14,248         14,076
Trustees fees                                                               4,071          8,771
Shareholder reporting fees                                                 11,195          8,571
Registration fees                                                              --          5,846
Professional fees                                                           8,142          5,000
Miscellaneous expenses                                                      1,017            271
                                                                      -----------    -----------
  Total expenses                                                          160,332        143,326
Less expenses waived and reimbursed by investment manager                  81,655         84,381
                                                                      -----------    -----------
  Net expenses                                                             78,677         58,945
                                                                      -----------    -----------
Net investment income (loss)                                               10,679         (5,276)
                                                                      -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments                                (1,099,333)        29,908
Net realized loss on foreign currencies                                  (160,076)        (7,409)
Net change in unrealized depreciation of investments and
 foreign currencies                                                      (252,332)    (1,044,570)
                                                                      -----------    -----------
  Net realized and unrealized loss on investments and foreign
    currencies                                                         (1,511,741)    (1,022,071)
                                                                      -----------    -----------
Decrease in net assets resulting from operations                      $(1,501,062)   $(1,027,347)
                                                                      ===========    ===========

(1)  Fund commenced operations on April 28, 2000.

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                     Six Months        Period
                                                                                        Ended           Ended
                                                                                       June 30,      December 31,
                                                                                         2001           2000(1)
                                                                                     ------------    ------------
FROM OPERATIONS:
Net investment income (loss)                                                         $     10,679    $     (5,276)
Net realized gain (loss) on investments and foreign currencies                         (1,259,409)         22,499
Net change in unrealized depreciation of investments and foreign currencies              (252,332)     (1,044,570)
                                                                                     ------------    ------------
Net decrease in net assets resulting from operations                                   (1,501,062)     (1,027,347)
                                                                                     ------------    ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                                                             --         (22,499)
In excess of net realized gain                                                                 --          (7,746)
                                                                                     ------------    ------------
  Total distributions                                                                          --         (30,245)
                                                                                     ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                       10,623,149      13,729,530
Shares resulting from dividend reinvestments                                                   --          30,245
                                                                                     ------------    ------------
                                                                                       10,623,149      13,759,775
Cost of shares redeemed                                                                (2,356,591)     (2,445,476)
                                                                                     ------------    ------------
Net increase in net assets resulting from capital share transactions                    8,266,558      11,314,299
                                                                                     ------------    ------------
Net increase in net assets                                                              6,765,496      10,256,707
NET ASSETS:
Beginning of period                                                                    10,256,707              --
                                                                                     ------------    ------------
End of period                                                                        $ 17,022,203    $ 10,256,707
                                                                                     ============    ============
Undistributed net investment income at end of period                                 $      9,968    $         --
                                                                                     ============    ============
TRANSACTIONS IN FUND SHARES:
Shares issued                                                                           1,277,101       1,431,887
Shares issued as reinvestment of dividends                                                     --           3,361
Shares redeemed                                                                          (279,431)       (271,343)
                                                                                     ------------    ------------
Net increase                                                                              997,670       1,163,905
                                                                                     ============    ============

(1)  Fund commenced operations on April 28, 2000.

                 See Accompanying Notes to Financial Statements

PILGRIM VIT WORLDWIDE                                                  Financial
GROWTH FUND (UNAUDITED)                                               Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                           Six Months          Period
                                                             Ended              Ended
                                                         June 30, 2001   December 31, 2000(1)
                                                         -------------   --------------------
Per Share Operating Performance:
 Net asset value, beginning of period                $        8.81              10.00
 Income from investment operations:
 Net investment income                               $        0.01               0.00(5)
 Net realized and unrealized loss on investments
 and foreign currencies                              $       (0.95)             (1.16)
 Total from investment operations                    $       (0.94)             (1.16)
 Less distributions:
 From net realized gains on investments              $          --               0.02
 In excess of net realized gains on investments      $          --               0.01
 Total distributions                                 $          --               0.03
 Net asset value, end of period                      $        7.87               8.81
 Total return(2)                                     %      (10.67)            (11.62)
Ratios and supplemental data:
 Net assets, end of the period (000's)               $      17,022             10,257
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)              %        1.23               1.23
 Gross expenses prior to expense reimbursement(3)    %        2.50               2.97
 Net investment income (loss) after expense
 reimbursement(3)(4)                                 %        0.17              (0.11)
 Portfolio turnover                                  %          86                 11

----------
(1)  Fund commenced operations on April 28, 2000.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for the periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(5)  Per share amount is less than $0.005.

                 See Accompanying Notes to Financial Statements

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Pilgrim VIT Worldwide Growth Fund is a separately managed portfolio (formerly ING Global Brand Names Fund, the "Fund") of the Pilgrim Variable Insurance Trust (formerly ING Variable Insurance Trust, the "Trust"). The Trust was organized as a Delaware business trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Fund and seven other managed portfolios: the ING Large Cap Growth Fund, ING Growth & Income Fund, ING International Equity Fund, ING Income Allocation Fund, ING Balanced Allocation Fund, ING Growth Allocations Fund, and ING Aggressive Growth Allocation Fund, which have not commenced operations. The Fund commenced operations on April 28, 2000. Shares of the Trust are offered to separate accounts as an investment medium for variable contracts issued by life insurance companies.

On November 1, 2000, ING Pilgrim Securities, Inc. (the "Distributor") became the Distributor of the Fund. This was in conjunction with the ING Groep N.V. (NYSE:ING) acquisition of ReliaStar Financial Corp., the indirect parent company of the Distributor on September 1, 2000. Prior to November 1, 2000 ING Funds Distributor, Inc. was the Fund's Distributor.

Security Valuation. Securities listed on an exchange or trading in the over-the-counter market are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the closing bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith by or at the direction of the Board of Trustees. Bonds and other fixed income securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity at the date of acquisition, which constitutes fair value as determined by the Board of Trustees.

Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method.

Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid annually by the Fund.

The Fund may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

Foreign Currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts

--------------------------------------------------------------------------------

actually received. Net change in unrealized appreciation (depreciation) of investments and foreign currencies arise from changes in the value of assets and liabilities including investment in securities at fiscal year end, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the funds' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At June 30, 2001, the Fund did not have any open forward foreign currency contracts.

Repurchase Agreements. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Federal Income Taxes. The Fund intends to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no federal income tax provision or excise tax provision is required.

Management's Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGER AND DISTRIBUTOR

ING Mutual Funds Management Co. LLC (the "Previous Manager"), a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING Group"), served as the manager of the Fund pursuant to a Management Agreement with the Trust. Effective May 5, 2001, ING Pilgrim Investments, LLC ("Investment Manager") became the Investment Manager of the Fund. The Trust pays the Investment Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of 1.00% of the average daily net assets of the Fund.

The Previous Manager had entered into a Sub-Advisory Agreement with ING Investment Management Advisors B.V. (the "Sub-Adviser"), a wholly-owned indirect subsidiary of ING Group. Under the Sub-Advisory Agreement, the Sub-Adviser had full investment discretion and makes all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio

--------------------------------------------------------------------------------

securities and other investments. Effective May 5, 2001, the Sub-Adviser ceased serving as Sub-Adviser to the Fund.

The Investment Manager has entered into an expense limitation contract with the Fund, under which it will limit expenses of the Fund to the extent of 1.23% of the value of the Fund's average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated expense limit.

The Trust, on behalf of the Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. The Fund pays the Distributor monthly, based on an annual rate of up to 0.25% of the Fund's average daily net assets. The distribution fee may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund.

At June 30, 2001, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

                  Accrued
                Investment            Accrued
                Management          Distribution
                    Fee                 Fee             Total
                    ---                 ---             -----
                  $13,238             $3,309           $16,547

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

     Aggregate purchases                     $16,380,830
     Aggregate sales                          10,803,294

NOTE 4 -- CONCENTRATION OF RISK

Foreign Securities. The Fund may invest in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Non-Diversified. The Fund is classified as a non-diversified investment company under the Investment Company Act, which means that the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Pilgrim VIT
Worldwide
Growth
Fund
           PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCK: 80.95%
                     AUSTRALIA: 2.46%
   150,200           Foster's Group Ltd.                              $ 419,820
                                                                      ---------
                     Total Australia                                    419,820
                                                                      ---------
                     AUSTRIA: 0.20%
       900           Boehler-Uddeholm                                    33,559
                                                                      ---------
                     Total Austria                                       33,559
                                                                      ---------
                     BELGIUM: 0.24%
     1,700           Fortis (B)                                          41,059
                                                                      ---------
                     Total Belgium                                       41,059
                                                                      ---------
                     CANADA: 1.04%
     1,500     @     Alberta Energy Co. Ltd.                             61,860
     3,100           Anderson Exploration Ltd.                           62,589
     5,400           Placer Dome, Inc.                                   52,920
                                                                      ---------
                     Total Canada                                       177,369
                                                                      ---------
                     CHINA: 0.38%
   314,000           PetroChina Co. Ltd.                                 65,217
                                                                      ---------
                     Total China                                         65,217
                                                                      ---------
                     DENMARK: 0.29%
     1,100           Novo-Nordisk A/S                                    48,702
                                                                      ---------
                     Total Denmark                                       48,702
                                                                      ---------
                     FINLAND: 2.65%
    16,000           Nokia OYJ                                          362,980
     3,900           Stora Enso OYJ -- Class R Shares                    41,070
       400           Stora Enso OYJ -- Class A Shares                     4,286
     1,500           UPM-Kymmene OYJ                                     42,445
                                                                      ---------
                     Total Finland                                      450,781
                                                                      ---------
                     FRANCE: 2.74%
       800           Aventis SA                                          63,932
     2,400           Axa                                                 68,440
     2,800     @     Infogrames Entertainment                            44,610
     8,400     @     Orange SA                                           68,338
     1,283           Sodexho Alliance SA                                 59,963
       400           TotalFinaElf SA                                     56,067
     1,600           Valeo SA                                            64,664
       700           Vivendi Universal SA                                40,843
                                                                      ---------
                     Total France                                       466,857
                                                                      ---------
                     GERMANY: 1.37%
       300           Allianz AG                                          87,647
     1,300           Deutsche Bank AG                                    93,247
     1,000           E.ON AG                                             52,491
                                                                      ---------
                     Total Germany                                      233,385
                                                                      ---------
                     HONG KONG: 1.18%
     9,000           Cheung Kong                                         98,079
     2,100     @     China Mobile Hong Kong Ltd. ADR                     56,259
    26,000           Hong Kong Exchanges and Clearing Ltd.               46,335
                                                                      ---------
                     Total Hong Kong                                    200,673
                                                                      ---------
                     IRELAND: 0.52%
       600     @     Elan Corp. PLC ADR                                  36,600
     5,000     @     Ryanair Holdings PLC                                51,906
                                                                      ---------
                     Total Ireland                                       88,506
                                                                      ---------
                     ISRAEL: 0.29%
       800           Teva Pharmaceutical Industries ADR                  49,840
                                                                      ---------
                     Total Israel                                        49,840
                                                                      ---------
                     ITALY: 0.93%
     8,400           Banca Fideuram SPA                                  79,870
     3,800           Edison SPA                                          34,876
     3,400           San Paolo-IMI SPA                                   43,623
                                                                      ---------
                     Total Italy                                        158,369
                                                                      ---------
                     JAPAN: 8.87%
    19,000           The Bank of Yokohama Ltd.                           77,396
     1,000           Dai Nippon Printing Co. Ltd.                        12,204
       800           Fanuc Ltd.                                          39,836
     7,000           Honda Motor Co. Ltd.                               307,594
     5,000           Marui Co. Ltd.                                      72,167
     2,000           Matsushita Electric Industrial Co. Ltd.             31,305
         4           Mitsubishi Tokyo Finance Group, Inc.                33,357
     3,000           Mitsui Fudosan Co. Ltd.                             32,331
    30,000           Nippon Steel Corp.                                  45,465
    13,000           Nishimatsu Construction Co. Ltd.                    50,245
     6,000           Nomura Securities Co. Ltd.                         114,987
         2           NTT Docomo, Inc.                                    34,801
       400           Otsuka Kagu Ltd.                                    23,735
     6,000           Sekisui House Ltd.                                  50,950
       700           Shohkoh Fund                                       114,393
    11,000           Snow Brand Milk Products Co. Ltd.                   36,164
     6,600           Sony Corp.                                         433,967
                                                                      ---------
                     Total Japan                                      1,510,897
                                                                      ---------
                     NETHERLANDS: 0.53%
     1,200     @     ASML Holding NV                                     26,939
     1,100           Royal Dutch Petroleum Co.                           63,371
                                                                      ---------
                     Total Netherlands                                   90,310
                                                                      ---------
                     SPAIN: 0.59%
     3,500           Altadis SA                                          49,949
     2,500     @     Sogecable SA                                        50,296
                                                                      ---------
                     Total Spain                                        100,245
                                                                      ---------
                     SWEDEN: 0.22%
     8,000           Swedish Match AB                                    37,524
                                                                      ---------
                     Total Sweden                                        37,524
                                                                      ---------
                     SWITZERLAND: 4.37%
     2,200           Nestle SA                                          467,799
     1,500           Novartis                                            54,314
     1,800           Roche Holding AG                                   129,752
       400           UBS AG                                              57,334
       100           Zurich Financial Services AG                        34,122
                                                                      ---------
                     Total Switzerland                                  743,321
                                                                      ---------
                     THAILAND: 0.06%
     3,500     @     Siam City Cement                                     9,978
                                                                      ---------
                     Total Thailand                                       9,978
                                                                      ---------
                     UNITED KINGDOM: 5.11%
     4,100           BAA PLC                                             38,109
     1,700           Barclays PLC                                        52,192
     8,300     @     British SKY Broadcasting PLC                        79,952
     3,300           Cable & Wireless PLC                                19,438
     8,800           Cadbury Schweppes PLC                               59,425
     7,900           Capita Group PLC                                    51,456
    38,700           Corus Group PLC                                     33,109
     6,600           Diageo PLC                                          72,499
     5,200           HSBC Holdings PLC                                   61,335
     8,600           Marconi PLC                                         30,642
     3,500           Pizzaexpress PLC                                    45,101
     4,900           Provident Financial PLC                             51,306
     3,000           Reckitt Benckiser PLC                               43,305
     8,800           Reed Intl. PLC                                      78,076
     1,700           Rio Tinto PLC                                       30,214
     2,400           Royal Bank of Scotland Group PLC                    52,963
    31,800           Vodafone Group PLC                                  70,535
                                                                      ---------
                     Total United Kingdom                               869,657
                                                                      ---------

                 See Accompanying Notes to Financial Statements

Pilgrim VIT
Worldwide
Growth
Fund
     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
                  UNITED STATES: 46.91%
     4,200        Abbott Laboratories                                   201,642
     3,300        Alcoa, Inc.                                           130,020
     3,100   @    Altera Corp.                                           86,800
    10,500        American Express Co.                                  407,400
     8,200   @    AOL Time Warner, Inc.                                 434,600
     4,500   @    Applied Materials, Inc.                               220,950
     3,500        Bank of America Corp.                                 210,105
     2,500        Bank of New York Co., Inc.                            120,000
     4,000        Baxter Intl., Inc.                                    196,000
     3,100        Cardinal Health, Inc.                                 213,900
     4,200   @    Chiron Corp.                                          214,200
     2,500   @    CIENA Corp.                                            95,000
     6,900   @    Cisco Systems, Inc.                                   125,580
     3,000   @    Comverse Technology, Inc.                             171,300
     5,000   @    Costco Wholesale Corp.                                210,550
    12,500   @    Dell Computer Corp.                                   326,875
     3,500   @    eBay, Inc.                                            239,715
     5,600   @    EMC Corp.-Mass.                                       162,680
     2,900        Fannie Mae                                            246,934
     3,900   @    Fox Entertainment Group, Inc.                         108,810
     9,800        The Gap, Inc.                                         284,200
     3,700   @    Genzyme Corp.                                         213,009
     1,100        Goldman Sachs Group, Inc.                              94,380
     2,000   @    Instinet Group, Inc.                                   37,280
    10,000        Intel Corp.                                           292,500
     2,100        International Business Machines Corp.                 237,300
     5,800        Johnson & Johnson                                     290,000
     5,900   @    Lam Research Corp.                                    174,934
    10,000   @    Microsoft Corp.                                       730,000
    11,000        Motorola, Inc.                                        182,160
     3,100   @    Novellus Systems, Inc.                                169,818
    13,400   @    Oracle Corp.                                          254,600
     3,600   @    Qualcomm, Inc.                                        210,528
     4,000        Texas Instruments, Inc.                               126,000
     3,700        Transocean Sedco Forex, Inc.                          152,625
     3,100   @    Veritas Software Corp.                                206,243
     4,500        Washington Mutual, Inc.                               168,975
       900   @    Xilinx, Inc.                                           37,116
                                                                     ----------
                  Total United States                                 7,984,729
                                                                     ----------
                  Total Common Stock
                  (Cost $15,051,958)                                 13,780,798
                                                                     ----------

Shares                                                                  Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 1.13%
                  BRAZIL: 0.45%
     5,000        Tele Norte Leste Participacoes SA ADR              $   76,300
                                                                     ----------
                  Total Brazil                                           76,300
                                                                     ----------
                  GERMANY: 0.68%
       900        Henkel KGaA                                            51,872
     1,200        Prosieben SAT.1 Media AG                               17,410
     1,000        Rhoen Klinikum AG                                      45,771
                                                                     ----------
                  Total Germany                                         115,053
                                                                     ----------
                  Total Preferred Stock
                  (Cost $216,753)                                       191,353
                                                                     ----------
                  Total Long-Term Investments
                  (Cost $15,268,711)                                 13,972,151
                                                                     ----------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 21.64%
                U.S. Government Obligations: 21.64%
$   500,000     Federal Home Loan Mortgage Discount Notes,
                3.800%, due 07/02/01                                $   499,947
    500,000     United States Treasury Bills,
                3.350%, due 08/23/01                                    497,534
  1,500,000     United States Treasury Bills,
                3.360%, due 08/23/01                                  1,492,580
    500,000     United States Treasury Bills,
                3.390%, due 08/23/01                                    497,505
    700,000     United States Treasury Bills,
                3.560%, due 08/23/01                                    696,331
                                                                    -----------
                Total Short-Term Investments
                (Cost $3,683,897)                                     3,683,897
                                                                    -----------
                Total Investments in Securities
                (Cost $ 18,952,608)*                103.72%         $17,656,048
                Other Assets and Liabilities-Net     -3.72%            (633,845)
                                                   -------          -----------
                Net Assets                          100.00%         $17,022,203
                                                   =======          ===========

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

     Gross Unrealized Appreciation                     $   416,278
     Gross Unrealized Depreciation                      (1,712,838)
                                                       -----------
     Net Unrealized Depreciation                       $(1,296,560)
                                                       ===========

@    Non-income producing security
ADR  American Depository Receipt

                 See Accompanying Notes to Financial Statements

Pilgrim VIT
Worldwide
Growth
Fund

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                     Percentage of
Industry                                               Net Assets
--------                                               ----------
Agriculture                                              0.51%
Airlines                                                 0.30%
Auto Manufacturers                                       1.81%
Auto Parts & Equipment                                   0.38%
Banks                                                    4.71%
Beverages                                                2.89%
Biotechnology                                            2.51%
Building Materials                                       0.06%
Commercial Services                                      0.37%
Computers                                                5.48%
Diversified Financial Services                           7.25%
Electric                                                 0.51%
Electronics                                              0.23%
Engineering & Construction                               0.52%
Food                                                     3.31%
Food Service                                             0.35%
Forest Products & Paper                                  0.52%
Healthcare -- Products                                   2.86%
Healthcare -- Services                                   0.27%
Home Builders                                            0.30%
Home Furnishings                                         2.73%
Household Products/Wares                                 0.56%
Insurance                                                1.12%
Internet                                                 1.41%
Iron/Steel                                               0.66%
Media                                                    4.76%
Mining                                                   1.25%
Oil & Gas                                                2.71%
Pharmaceuticals                                          4.69%
Real Estate                                              0.77%
Retail                                                   3.74%
Savings & Loans                                          0.99%
Semiconductors                                           6.67%
Software                                                 6.05%
Telecommunications                                       8.83%
Short-Term Investments                                  21.64%
Other Assets and Liabilities, Net                       -3.72%
                                                       ------

Net Assets                                             100.00%
                                                       ======

                 See Accompanying Notes to Financial Statements

                        SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING VIT Global Brand Names Fund (the "Fund"), held February 22, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                              Shares voted
                                    Shares     against or     Shares      Total
                                   voted for    withheld    abstained     Voted
                                   ---------    --------    ---------     -----
ING VIT Global Brand Names Funds

1.   Vote on Trustees

     Paul S. Doherty                640,578       3,056         --       643,634
     Alan L. Gosule                 640,578       3,056         --       643,634
     Walter H. May                  640,578       3,056         --       643,634
     Thomas J. McInerney            640,578       3,056         --       643,634
     Jock Patton                    638,742       4,892         --       643,634
     David W.C. Putnam              640,578       3,056         --       643,634
     Blaine E. Rieke                639,784       3,850         --       643,634
     John G. Turner                 640,578       3,056         --       643,634
     Richard A. Wedemeyer           640,578       3,056         --       643,634

2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Fund for fiscal year ending December 31, 2001.

                                    634,371       1,841      7,422       643,634

Investment Manager
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-6368

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

Independent Auditors
KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071



Prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money.



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ING PILGRIM                                                WGSEMIAN063001-082301